SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 9, 1998




                             SMITHFIELD FOODS, INC.

             (Exact name of registrant as specified in its charter)



    VIRGINIA                        0-2258                       52-0845861

(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


         999 WATERSIDE DRIVE
              SUITE 900
          NORFOLK, VIRGINIA                            23510

 (Address of principal executive                     (Zip Code)
             offices)


Registrant's telephone number, including area code (757) 365-3000






FORM 8-K                        FEBRUARY 9, 1998                          PAGE 1


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ITEM 5. OTHER EVENTS

         Smithfield Foods, Inc. (the "Company") announced on February 9, 1998, that the Company closed its private offering of $200,000,000 aggregate principal amount of 7-5/8% Senior Subordinated Notes due 2008 (the "Notes").

         Substantially all of the net proceeds from the sale of the Notes will be used initially to repay indebtedness under the Company's revolving credit facilities, with the balance to be invested temporarily in short-term marketable debt securities. Thereafter, the Company expects to use availability under such facilities, together with internal funds, for additional capital expenditures and general corporate purposes, including expansion of the Company's processed meats business, strategic acquisitions, further vertical integration and joint ventures.

         The foregoing is qualified entirely by reference to the Press Release of the Company issued on February 9, 1998, which is attached hereto as Exhibit
99.1 and is incorporated herein by reference.



FORM 8-K                        FEBRUARY 9, 1998                          PAGE 2

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

   (c)    Exhibits.

         Exhibit 99.1 Smithfield Foods, Inc. Press Release issued on February 9, 1998.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SMITHFIELD FOODS, INC.
                           (Registrant)

                           By:  /S/ AARON D. TRUB
                               ----------------------------------
                                  (Signature)

                                 Aaron D. Trub
                                 Vice President, Secretary and
                                    Treasurer



Dated:   February 10, 1998





FORM 8-K                        FEBRUARY 9, 1998                          PAGE 3